TAXES (Details Narrative) - USD ($)	6 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Jun. 30, 2021
Statutory income tax rate	15.00%
Description on tax rate	Under the Enterprise Income Tax (“EIT”) Law of PRC, domestic enterprises and Foreign Investment Enterprises (“FIEs”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. EIT grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years.
Income Tax Holiday, Aggregate Dollar Amount	$ 6,694	$ 140,015
Income (Loss) from Discontinued Operations and Disposal of Discontinued Operations, Net of Tax, Per Basic Share	$ 0.00	$ 0.00
Taxes payable	$ 4,951,940		$ 4,443,192
Surcharge for overdue tax payment	$ 136,892
HONG KONG
Statutory income tax rate	16.50%